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                       Vanguard(R) U.S. Stock Index Funds
                          Supplement to the Prospectus

NEW TARGET INDEX FOR VANGUARD EXTENDED MARKET INDEX FUND

Vanguard Extended Market Index Fund has completed its transition from its former target index and has begun tracking its new target index, the Standard & Poor's (S&P) Completion Index, previously approved by the Fund's board of trustees. The board believes that the new index uses a construction methodology that is superior to the methodology used by the former index.
 The new index, like the former index, measures the performance of small- and mid-capitalization stocks, so the investment objective and risks described in the Fund's current prospectuses have not changed. That said, the new target index could provide different investment returns (either lower or higher) or different levels of volatility from those of the Fund's former index over any period of time.
 The adjustments to the Fund's portfolio holdings will temporarily increase the Fund's transaction costs and turnover rate. The transition also may cause the Fund to realize taxable capital gains, although the board expects that gains realized, if any, will be small, and are likely to be offset by carryforward tax losses.
 Additional information about the new index is available on VANGUARD.COM(R).















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(C)2005 The Vanguard Group, Inc.  All rights reserved.              PSD85 092005
Vanguard Marketing Corporation, Distributor.